SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    NOVEMBER 16, 1998

                      NATIONSCREDIT GRANTOR TRUST 1997 - 2
                      ------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)





DELAWARE                 333-22327                  75-2655744
--------                 ---------                  ----------
(STATE  OR  OTHER        (COMMISSION  FILE          (IRS  EMPLOYER
JURISDICTION OF          NUMBER)                    IDENTIFICATION  NUMBER)
INCORPORATION)

             225 E. JOHN CARPENTER FREEWAY, IRVING TEXAS 75062-2731
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)
         ---------------------------------------------------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (972) 506-5045
  NOT APPLICABLE (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM  5.     OTHER  EVENTS
             -------------

THIS CURRENT REPORT ON FORM 8-K IS BEING FILED TO FILE A COPY OF THE CERTIFICATEHOLDERS STATEMENTS RELATING TO THE COLLECTION PERIOD ENDING
OCTOBER  31, 1998.

CAPITALIZED  TERMS  NOT  DEFINED  HEREIN HAVE THE MEANINGS ASSIGNED IN
THE POOLING AND SERVICING AGREEMENT (WITH STANDARD TERMS AND CONDITIONS ATTACHED THERETO) DATED AS OF SEPTEMBER 30, 1997 AMONG NATIONSCREDIT SECURITIZATION CORPORATION, NATIONSCREDIT
COMMERCIAL CORPORATION OF AMERICA AND BANKERS TRUST COMPANY, AS TRUSTEE, WHICH WAS PREVIOUSLY FILED AS AN EXHIBIT TO THE CURRENT REPORT ON FORM 8-K FILED ON BEHALF OF THE TRUST BY
NATIONSCREDIT  COMMERCIAL  CORPORATION  OF  AMERICA  ON  OCTOBER  10, 1997.

ITEM  7.     FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
             ---------------------------------------------------------------
             EXHIBITS.
             ---------

(C)     EXHIBITS

EXHIBIT  NO.

   19.1       CERTIFICATEHOLDERS  STATEMENTS

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                      NATIONSCREDIT GRANTOR TRUST 1997 - 2
                      ------------------------------------
                                  (REGISTRANT)



BY: NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA, AS SERVICER OF NATIONSCREDIT GRANTOR TRUST 1997 - 2




DATE:  NOVEMBER  16,  1998               BY:  /S/  SUZANNE  CASTLEBERRY
       -------------------                    -------------------------
                                         NAME:  SUZANNE  CASTLEBERRY
                                         TITLE:  VICE  PRESIDENT

                                  EXHIBIT INDEX



     EXHIBIT  NUMBER               DESCRIPTION
     ---------------               -----------

          19.1                    CERTIFICATEHOLDERS  STATEMENTS